MAY 1, 2016

SUPPLEMENT TO

HARTFORD HLS FUNDS PROSPECTUS

(HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.)
DATED MAY 1, 2016

It is anticipated that Lucius T. Hill will serve as a portfolio manager to Hartford Total Return Bond HLS Fund (the “Fund”) until June 30, 2016.  As of that date, it is anticipated that Mr. Hill will retire and withdraw from the partnership of Wellington Management Group LLP, the ultimate holding company of Wellington Management Company LLP, the sub-adviser to the Fund, and will no longer serve as a portfolio manager for the Fund. Accordingly, until June 30, 2016, the above referenced Prospectus is revised as follows:

1.              Under the heading “Hartford Total Return Bond HLS Fund Summary Section - MANAGEMENT” in the Prospectus, the following information is added:

Portfolio Manager	Title	Involved with Fund Since
Lucius T. Hill, III	Senior Managing Director and Fixed Income Portfolio Manager	2012

2.              Under the heading “THE INVESTMENT MANAGER AND SUB-ADVISER — PORTFOLIO MANAGERS — Total Return Bond HLS Fund” in the Prospectus, the following information is added:

Lucius T. Hill III, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2012.  Mr. Hill joined Wellington Management as an investment professional in 1993.

This Supplement should be retained with your Prospectus for future reference.

May 2016